Supplement to the
Fidelity's Florida
Municipal Funds
January 29, 2006
Prospectus

The State of Florida recently repealed the annual intangible personal property tax effective January 2007. Previously, all Florida residents who owned, managed or controlled non-exempt intangible assets as of January 1 of a calendar year would be subject to a $0.50 tax per thousand dollars of value on stocks, bonds, notes, and other intangible personal property for that year. In light of this change, each fund will now invest without regard to the Florida intangible tax.

You should consider whether investing in Fidelity Florida Municipal Income Fund or Fidelity Florida Municipal Money Market Fund is appropriate for you. As always, you should consult your attorney or tax advisor for specific details regarding your financial situation.

The following information replaces the biographical information for Fidelity Florida Municipal Income Fund found in the "Fund Management" section on page 26.

Jamie Pagliocco is manager of Florida Municipal Income Fund, which he has managed since July 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and manager.

SFC-06-02 August 9, 2006
1.479533.120